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                                                                    Exhibit 10.1

                        COMPUTER EASY INTERNATIONAL, INC.

                           INCENTIVE STOCK OPTION PLAN


                  1. Purpose. The purpose of the Incentive Stock Option Plan (the "Plan") is to provide favorable opportunities for certain selected key employees, officers and members of the Board of Directors of Computer Easy International, Inc. (the "Company"), to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"), thereby encouraging them to acquire a proprietary and vested interest in the performance of the Company, and, in general, to generate an increased incentive to contribute to the Company's ability to attract and retain individuals of exceptional talent upon which, in large measure, the sustained progress, growth and profitability of the Company depends.

                  2. Administration of the Plan.

                           (a) Procedure. The Plan will be administered by the Board of Director of the Company (the "Board").

                                            (i) The Board may appoint a
                  committee consisting of not less than two Directors to administer the Plan on behalf of the board (the "Committee"), subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee will continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members to the Committee, remove members (with or without cause) and appoint new members in substitution of removed members, fill vacancies, however caused, and remove all members of the Committee and directly administer the Plan.

                           Directors who are either eligible for incentive stock
                  options granted under the Plan ("Options") or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such Director will act upon the granting of an Option to himself, but any such Director may be counted in determining the existence of a quorum at any meeting of the Board during which, action is taken with respect to the granting of Options to him. Any Board actions related to the Plan Options granted under the Plan, or administration of the Plan, will require a majority vote of all Directors, whether present or not and whether voting or not.

                                            (ii) Notwithstanding the foregoing
                  Subsection (i), if and in the event the Company registers any class of any equity security pursuant to section 12 of the Exchange Act, the Plan will, from the effective date of such registration until six (6) months after the termination o(pound) such registration, be administered as follows:
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                                            (A) The Plan will be administered by
                           the Board; provided, however that if a Majority of the Board is eligible to be granted options or has been eligible to be granted Options or has been so eligible at any time within the preceding year, a Committee must be appointed to administer the Plan as provided below.

                                            (B) The Board may appoint a
                           committee consisting of not less than three (3) Directors, none of whom thereafter is eligible to be granted Options to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee will continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members therefor remove members (with or without cause) and appoint new members in substitution therefor, and fill vacancies however caused; provided, however that at no time may any Director who is eligible to be granted options serve on the committee nor will a committee of less than three (3) members administer the Plan.

                                            (C) Directors who are presently
                           eligible for Options may not vote on any matter affecting the administration of the Plan nor on the grant of Options pursuant to the Plan but any such Direction may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or the administration of the Plan.

                           (b) Powers of the Board. Subject to other contractual
                  obligations, the Board has the authority in its discretion:

                                            (i) to grant Options for the
                  company's common stock which are intended to meet and comply with the terms and conditions of an incentive stock option set forth in section 422A of the Internal Revenue Code of 1986 ("Incentive Stock Options") in accordance with Section 6 of the Plan, and to grant Options for the Company's common stock which are not Incentive Stock Options ("Non-qualified Stock Options") in accordance with Section 5 of the Plan:

                                            (ii) to determine upon review of the
                  relevant information and in accordance with Subsection 2(h) of the Plan the Fair Market Value of the Common Stock. As used in this Plan "Fair Market Value" will mean, on the date a given Incentive Stock Option is granted, the value determined by the Board in such manner as it may deem equitable for Plan purposes and as is required to qualify the Option as an Incentive Stock Option; provided, however, that where there is a public market for the Common Stock, the fair market value per share will be the mean of the bid and asked prices of the Common Stock for the date of grant of the Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation

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                  System or on its Bulletin Board system) or, in the event the
                  Common Stock is listed on a stock exchange, the fair market value per share will be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal. The Board will make a good faith determination of the fair market value upon the grant of any Incentive Stork Option. Fair Market Value will be determined without regard to any restriction other than a restriction which, by its terms, will never lapse;

                                            (iii) to determine the exercise
                  price per share of Options to be granted, which exercise price will be determined in accordance with Section 5(a) or 6(a) of the Plan;

                                            (iv) to determine eligibility to
                  receive Options, and the amount, type and timing of each Option and terms and conditions of the respective agreements between the Company and an optionee pursuant to which the optionee is granted an option ("Stock Option Agreement"), subject to the provisions of the plan, and, in the case of an Incentive Stock Option the Internal Revenue Code of 1986 (the "Code");

                                            (v) to interpret the plan;

                                            (vi) to prescribe, amend and rescind
                  rules and regulations relating to the Plan;

                                            (vii) to accelerate or defer (with
                  the consent of the Optionee) the exercise date of an option;

                                            (viii) to authorize any person to
                  execute on behalf of the company any instrument required to effectuate the grant of an option previously granted by the Board; and

                                            (ix) to make all other
                  determinations deemed necessary or advisable for the Administration of the Plan.

                           (c) Effect of the Board's Decision. All decisions, determinations and interpre tations of the Board arising out of or in connection with the administration or interpretation of the Plan will be final, conclusive and binding on all optionees and any other holders of any options granted under the Plan.

         3. Shares Subject to the Plan. The total number of shares of Common Stock available for grants of Options will be 5,000,000 subject to adjustment in accordance with Section 7 of the Plan, which shares may be either authorized but unissued or reacquired shares of Common Stock. If any Option or portion thereof will expire or terminate for any reason without having been exercised, such shares will be available for future grants of options.

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                  4. Eligibility. Consistent with the plan's purposes and
statutory restrictions, if any options may be granted to Directors, executive officers and other key employees of the Company by a majority vote of the Board and Incentive Stock Options may be granted to executive officers and other key employees of the company, except as provided in Paragraph 2(a)(ii)(B) herein.

                  5. Non-qualified Stock Option Terms and Conditions. All options granted that are Non-qualified Stock Options will be evidenced by Stock Option Agreements which will be subject to applicable provisions of the Plan and such other provisions as the Board may adopt including the following provisions:

                           (a) Price: The Option Price per share will be determined by the Board.

                           (b) Exercise Period: Non-qualified Stock Options will not be granted for a period longer than six (6) year from date of grant.

                           (c) Time of Exercise: The Board will establish the exercise terms of a Non-qualified Stock Option. The Board may also accelerate the exercisability of a Non-qualified Stock Option.

                           (d) Exercise: Non-qualified Stock option, or portion thereof, will be exercised if at all, by delivery of a written notice of exercise to the company and payment of the full price of the shares being acquired. Until the shares of Common Stock represented by an exercised Non-qualified Stock Option are issued to an optionee he will have none of the rights of a shareholder.

                           (e) Payment: The rice of an exercised Non-qualified Stock Option or portion thereof will be paid in United States dollars in cash or by check bank draft or money order payable to the order of the company.

                           (f) Termination of Employment/Directorship: In the event an optionee ceases to be employed by the Company or ceases to serve on the Board while holding one or more Non-qualified Stock Options, each Non-qualified Stock Option held will expire 30 days after the date of such termination of employment or Board membership. Notwithstanding the foregoing, in the event that the optionee is terminated as an employee or Director for cause, his Non-qualified Stock Option will expire immediately upon termination of employment or tenure as a Director. In the event of the optionee's death, following his death the expiration period for each Non-qualified Stock Option will be one year, however, the Board may, in its sole discretion, extend such expiration period for additional one year periods.

                           (g) Effect of Leave of Absence: For the purpose of this Section, it will not be considered termination of employment when an optionee is placed by the Company on military or sick leave or such other type of leave of absence which is considered as continuing intact the employment or directorship relationship of the optionee. In the case of all leaves of absence the employment or directorship relationship will be continued until

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         the later of date when such leave equals 90 days or the date when the optionee's right to re-employment with the Company will no longer be guaranteed either by statute or contract.

                  6. Incentive Stock Option Terms and Conditions: All options granted that are Incen tive Stock Options will be evidenced by Stock Option Agreements which will be subject to applicable provisions of the Plan, and such other provisions as the Board may adopt consistent with the requirements of
Section 422A of the Code, including the following provisions:

                           (a) Price: The option price per share will not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. Tn the case of a share holder owning 100% or more of the company's common Stock ("Ten Percent Share holder"), the Option price per share will not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

                           (b) Grant Period: Incentive Stock options will not be granted after the date which is five years from the date this Plan is adopted or the date this Plan is approved by the Shareholders, whichever is earlier.

                           (c) Time of Exercise: The Board will establish the exercise terms for an Incen tive Stock option, but in no case will an option be exercisable for a period of longer than 10 years from the date such Option is granted. The Board may also accelerate the exercisability of an Incentive Stock Option. The exercise period will expire no later than five years from the date of the grant of such option, for options granted to a Ten Percent Shareholder.

                           (d) Exercise: An Incentive Stock Option, or portion thereof, will be exercised if at all, by delivery of a written notice to the company and payment of the full price of the shares being acquired. Until the shares of Common Stock represented by an exercised Incentive Stock Option are issued to an Optionee, he will have none of the rights of a shareholder:

                           (e) Payment: The price of an exercised Incentive Stock Option, or portion thereof will be paid in United States dollars in cash or by check, bank draft or money order payable to the order of the Company.

                           (f) Termination of Employment: Tn the event an optionee will cease to be employed by the Company while he is holding one or more Incentive Stock Options, each Incentive Stock Option held will expire 30 days (or such other period of time not exceeding three months as is determined by the Board) after the date of such termination of employment or the expiration date of the Option, whichever its earlier. In the event that he is terminated as an employee for cause, his Incentive Stock Option will expire immediately upon termination of employment. In the event he ceases to be employed by the Company because of permanent and total disability within the meaning of Section 22(e)(3) of the Code, each Incentive Stock Option will expire six months (or such other

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         period of time not exceeding 12 months as is determined by the Board)
         after the date of such termination of employment. In the event of the optionee's death, following his death the expiration period for each Incentive Stock Option will be one year, however the Board may, in its sole discretion, extend such expiration period for additional one year periods.

                           (g) Effect of Leave of Absence: For the purpose of this Section, it will not be considered a termination of employment when an optionee is placed by the Company on military or sick leave or such other type of leave of absence which is considered as continuing intact the employment relationship of the optionee. In the case of such leave of absence, the employment relationship will be continued until the later of the date where such leave equals 90 days or the date when the optionee's right to reemployment with the Company will no longer be guaranteed either by statute or contract.

                           (h) Special Rules: Notwithstanding any other provisions of the Plan, in the case of an Incentive Stock Option the following provisions will apply:

                                            (i) The aggregate Fair Market Value
                  (determined at the time of an option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such Plan of the Company and its parent and subsidiary corporations, if any) will not exceed $100,000.

                                            (ii) Any optionee who disposes of
                  share of Common Stock acquired on the exercise of an Incentive Stock Option either (a) within two years after the date of the grant of the Incentive Stock Option under which the Common Stock was acquired; or (b) within one year after the acquisition of such shares of Common Stock, will notify the Company of such disposition and of the amount realized upon such disposition.

                                            (iii) If the terms of any Incentive
                  Stock Option are extended, renewed, or modified (within the meaning of Section 425(h)(3) of the Code) such, action will be considered as the granting of a new option.

                  7. Adjustments. ln the event of any merger, consolidation, stock dividend, split-up, combination or exchange of shares, or recapitalization or change in capitalization, the total number of shares of Common Stock available for Options will be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option. The determination by the Board as to the term of any of the foregoing adjustments will be conclusive and binding.

                  8. Acquisition. If any person, corporation or other entity or group thereof (the "Acquiror") directly or indirectly makes an acquisition (an "Acquisition" ), other than by merger or consolidation or purchase from the Company, or the beneficial ownership (as that terms is used in Section 1.3(d)(1) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of shares of Common Stock which, when added to any other

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shares the beneficial ownership of which is held by the Acquiror, will be more than 20% of the votes that are entitled to be cast at meetings of stockholders, any options which by their terms were not exercisable in full prior to the date of the Acquisition will become immediately exercisable for a period of 30 days, and any optionee may elect, during the period commencing on the date of the Acquisition and ending at the close of business on the 30th day following the date of the Acquisition, to exercise any Options in whole or in part. In the event the 30th day referred to in this paragraph will fall on a day that is not a business day, then the 30th day will be deemed to be the next following business day. If not exercised by the close of business on the 30th day, the exercise terms of the Options will remain as is.

                  9. Amendment and Termination of Plan.

                           (a) The Board, without further approval of the shareholders, may at any time and from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Board may deem appropriate and in the best interest of the Company; provided, however, that no such amendment will be made which would, without approval of the shareholders:

                                            (i) Modify the eligibility
                  requirements for receiving Options;

                                            (ii) Increase the total number of
                  shares of Common Stock which may be issued pursuant to Options; except as is provided for in accordance with Section 7 under the Plan;

                                            (iii) Extend the period of granting
                  options; or

                                            (iv) Materially increase in any
                  other way the benefits accruing to optionees.

                           (b) No amendment, suspension or termination of this Plan will, without the optionees consent, alter or impair any of the rights or obligations under any option theretofore granted to her/him under the Plan.

                           (c) The Board will amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirement of future amendments or issued Treasury regulation, if any, to the Code.

                  10. Government and Other Regulations. The obligation of the Company to issue or transfer and deliver shares for Options exercised under the Plan will be subject to all applicable laws, regulations, rules, orders and approval which will then be in effect and required by governmental entities and, with respect to Incentive Stock Options, will be consistent with the requirements of the Code.

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          11. Miscellaneous Provisions.

                           (a) Right to Continued Employment/Directorship: No person will have any claim or right to grant an option and the grant of an Option will not be construed as giving an optionee the right to be retained in the employ of the Company. Further, the company expressly reserves the right at any time to dismiss any optionee with or without cause, free from any liability or any claim under the Plan, except as provided herein, in an employment agreement or in a Stock Option Agreement.

                           (b) Transferability: Options will not be transferable by any optionee except by Will or the laws of descent and distribution and, during the life of optionee, may be exercised only by optionee.

                           (c) Plan Expenses: Any expense of administering this Plan will be borne by the Company.

                           (d) Use of Exercise Proceeds: The payments received from optionees from the exercise of Option will be used for the general corporate purposes of the Company.

                           (e) Construction of Plan: The place of administration of the Plan will be in the state of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, will be determined solely in accordance with the laws of the State of Arizona.

                           (f) Indemnification: Tn addition to such other rights of indemnification as they may have as members of the Board, the members of the Board will be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceedings to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment. In any such action, suit or proceedings, and the Company agrees to advance funds to a Board member to pay for counsel and preparation of a defense except a judgment based upon a finding of gross negligence or fraud; provided that upon the institution of any such action, suit or proceeding a Board Member will, in writing, give the Company notice thereof and an opportunity at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.

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